                                                                    EXHIBIT 32.2

              Certification of Chief Financial Officer pursuant to
                     18 U.S.C. ss. 1350 adopted pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002

     I, Jonathan Stern, Chief Financial Officer of Register.com, Inc. (the
"Company"), hereby certify, pursuant to 18 U.S.C.ss. 1350 adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

     (i) The Company's accompanying Quarterly Report on Form 10-Q for the quarter ended March 31, 2004 fully complies with the requirements of Section
13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

     (ii) The information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the
Company.

                                       /s/ Jonathan Stern
                                       -----------------------------------------
                                       Jonathan Stern
                                        Chief Financial Officer

Dated:  May 7, 2004